Exhibit 99.1

Accenture to Enhance Sourcing and Procurement Services

with Acquisition of Ariba’s Sourcing Services and Business Process Outsourcing Assets

NEW YORK and SUNNYVALE, Calif. - Oct. 6, 2010 – Accenture (NYSE: ACN) is enhancing its sourcing and procurement services by agreeing to acquire the sourcing services and business process outsourcing (BPO) services assets of Ariba, Inc. (Nasdaq: ARBA), the leading provider of collaborative business commerce solutions. Under the terms of the agreement, upon the closing of the acquisition, Accenture will take ownership of these assets, which include Ariba’s category expertise, sourcing process expertise and strategic sourcing execution resources, strengthening Accenture’s position as a leading provider of sourcing and procurement consulting and outsourcing services.

Approximately 160 Ariba employees are expected to join Accenture upon the closing of the transaction. The acquisition, which is subject to customary closing conditions, is expected to close within Ariba’s quarter ended December. The purchase price is $51 million, $12 million of which is subject to escrow to be released based on the assignment and performance of certain assets.

“Ariba is a leader in spend management and this acquisition will extend and strengthen Accenture’s existing sourcing and procurement services by adding deeper category expertise, highly scalable global sourcing service delivery operations and proprietary sourcing databases, benchmarks and technologies,” said Mike Salvino, group chief executive, BPO, Accenture. “We continue to invest in our core BPO business by adding new capabilities that combine both our BPO and Management Consulting offerings to create value for the Ariba customer base and all of our clients.”

Ariba will retain its sourcing technology and the resources within its Global Services organization that are dedicated to software implementation and will continue to provide customers with services that enable them to maximize their use of Ariba’s solutions and the results that they deliver.

“In divesting our sourcing services and BPO assets and expanding our partner ecosystem to include world-class organizations like Accenture, Ariba can deliver on its strategy to provide companies with access to network-based solutions that allow them to more efficiently and effectively buy, sell and manage their cash,” said Kevin Costello, president, Ariba. “We remain committed to delivering innovative technologies – including sourcing applications – that enhance the entire commerce process.”

Learn more about Accenture’s Sourcing and Procurement BPO services.

About Accenture

Accenture is a global management consulting, technology services and outsourcing company, with approximately 204,000 people serving clients in more than 120 countries. Combining unparalleled experience, comprehensive capabilities across all industries and business functions, and extensive research on the world’s most successful companies, Accenture collaborates with clients to help them become high-performance businesses and governments. The company generated net revenues of US$21.6 billion for the fiscal year ended Aug. 31, 2010. Its home page is www.accenture.com.

About Ariba, Inc.

Ariba, Inc. is the leading provider of collaborative business commerce solutions. Ariba combines industry-leading software as a service (SaaS) technology to optimize the complete commerce lifecycle with the world’s largest web-based community to discover, connect and collaborate with a global network of trading partners, delivering everything needed to control costs, minimize risk, improve profits and enhance cash flow and operations – all in a cloud-based environment. Whether you’re buying, selling or managing cash, you can do it more efficiently and effectively in the Ariba® Commerce Cloud. Over 300,000 companies, including more than 90 percent of the Fortune 100, use Ariba’s solutions to drive more efficient inter-enterprise commerce. Why not join them? For more information on Ariba commerce solutions and the results they deliver, visit www.ariba.com

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Media Contacts:

Jim Finlaw

(917) 452-3249

james.e.finlaw@accenture.com

Karen Master

Ariba, Inc.

(412) 297-8177

kmaster@ariba.com

Copyright © 1996 – 2010 Ariba, Inc.

Ariba, the Ariba logo, AribaLIVE, SupplyWatch, Ariba.com, Ariba.com Network, Ariba Spend Management. Find it. Get it. Keep it. and PO-Flip are registered trademarks of Ariba, Inc. Ariba Procure-to-Pay, Ariba Buyer, Ariba eForms, Ariba PunchOut, Ariba Services Procurement, Ariba Travel and Expense, Ariba Procure-to-Order, Ariba Procurement Content, Ariba Sourcing, Ariba Savings and Pipeline Tracking, Ariba Category Management, Ariba Category Playbooks, Ariba StartSourcing, Ariba Spend Visibility, Ariba Analysis, Ariba Data Enrichment, Ariba Contract Management, Ariba Contract Compliance, Ariba Electronic Signatures, Ariba StartContracts, Ariba Invoice Management, Ariba Payment Management, Ariba Working Capital Management, Ariba Settlement, Ariba Supplier Information and Performance Management, Ariba Supplier Information Management, Ariba Discovery, Ariba Invoice Automation, Ariba PO Automation, Ariba Express Content, Ariba Ready, and Ariba LIVE are trademarks or service marks of Ariba, Inc. All other brand or product names may be trademarks or registered trademarks of their respective companies or organizations in the United States and/or other countries.

Ariba Safe Harbor

Safe Harbor Statement under the Private Securities Litigation Reform Act 1995: Information and announcements in this release involve Ariba’s expectations, beliefs, hopes, plans, intentions or strategies regarding the future and are forward-looking statements that involve risks and uncertainties. All forward-looking statements included in this release are based upon information available to Ariba as of the date of the release, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to Ariba’s operating and financial results to differ materially from current expectations include, but are not limited to: the impact of the credit crises on Ariba’s results of operations and financial condition; delays in development or shipment of new versions of Ariba’s products and services; lack of market acceptance of Ariba’s existing or future products or services; inability to continue to develop competitive new products and services on a timely basis; introduction of new products or services by major competitors; the impact of any acquisitions or dispositions; the ability to attract and retain qualified employees; difficulties in assimilating acquired companies, long and unpredictable sales cycles and the deferrals of anticipated orders; declining economic conditions, including the impact of a recession; inability to control costs; changes in the company’s pricing or compensation policies; significant fluctuations in our stock price; the outcome of and costs associated with pending or potential future regulatory or legal proceedings; the impact of our acquisitions, including the disruption or loss of customer, business partner, supplier or employee relationships; and the level of costs and expenses incurred by Ariba as a result of such transactions. Factors and risks associated with its business, including a number of the factors and risks described above, are discussed in Ariba’s Form 10-Q filed with the SEC on August 5, 2010.

Accenture Forward-Looking Statements

Statements in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. These include, without limitation, risks that: we might not achieve the anticipated benefits from the acquisition of Ariba’s sourcing services assets; our results of operations could be adversely affected by economic and political conditions and the effects of these conditions on our clients’ businesses and levels of business activity; the pricing environment continues to remain competitive, and our profitability may suffer if we are not able to improve our pricing and maintain favorable utilization rates; our profitability may suffer if we cannot anticipate the cost and complexity of performing our work or if we are not able to control our costs; our business and financial results may be adversely affected if we are unable to keep our supply of skills and resources in balance with client demand, including if we are unable to hire sufficient employees with the skills and background where they are needed; our results of operations could be negatively affected if we cannot expand and develop our services and solutions in response to changes in technology and client demand; the consulting, systems integration and technology and outsourcing markets are highly competitive and we might not be able to compete effectively; our revenues, revenue growth and earnings in U.S. dollars may be lower if the U.S. dollar strengthens against other currencies, particularly the Euro and British pound; our work with government clients exposes us to additional risks in the government contracting environment; clients may not be satisfied with our services; our results of operations could be adversely affected if our clients terminate their contracts with us; our outsourcing services subject us to operational and financial risk; our results of operations may be adversely affected by the type and level of technology spending by our clients; our business could be negatively affected by legal liability that results from our providing solutions or services; our global operations, including our global delivery network, are subject to complex risks, some of which might be beyond our control; liabilities could arise if our subcontractors or other third parties cannot deliver their project contributions on time or at all; legislative or regulatory action could materially and adversely affect us; we may be subject to criticism and negative publicity related to our incorporation in Ireland; we might be unable to achieve our business objectives if we are unable to manage the organizational challenges associated with our size; consolidation in the industries that we serve could adversely affect our business; our ability to attract and retain business may depend on our reputation in the marketplace; our share price could fluctuate due to numerous factors, including variability in revenues, operating results and profitability; as well as the risks, uncertainties and other factors discussed under the “Risk Factors” heading in our most recent annual report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. Statements in this news release speak only as of the date they were made, and Accenture undertakes no duty to update any forward-looking statements made in this news release or to conform such statements to actual results or changes in Accenture’s expectations.